EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the "Agreement") dated as of May 15, 2019, has been executed by the undersigned (the "Subscriber") in connection with the offer and sale by GEE Group Inc., an Illinois corporation (the "Company") of US$2,000,000 aggregate principal amount of its 8% Convertible Subordinated Notes (the “Notes”). The offering of the Notes (the “Offering”) is being made in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D (“Regulation D”) promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"). Upon the terms and subject to the conditions set forth herein, the Company desires to sell Notes to Subscriber, and Subscriber desires to purchase Notes from the Company on the terms and conditions set forth herein.

In consideration of the mutual promises, representations and warranties set forth herein, the Company and the Subscriber hereby agree as follows:

1. Agreement to Subscribe

1.1 Purchase and Issuance of the 8% Convertible Subordinated Notes. The Subscriber is hereby subscribing for $_________ aggregate principal amount of Notes (the “Subscriber Notes”). The aggregate price payable for the Subscriber Notes is US$_________ (the "Purchase Price"). Prior to the Closing, Subscriber will deliver to a bank account designated by the Company in writing, the Purchase Price by wire transfer of immediately available funds. Unless, as of or prior to the Closing all conditions of the Offering have been satisfied by both the Company and the subscribers thereof (including the Subscriber), the Purchase Price will be promptly returned to Subscriber without interest or deduction.

1.2 Closing. The closing for the sale of the Notes to the Subscriber shall take place at the offices of the Company on May 15, 2019 (the "Closing"), or at such other time and/or such other place as the Company may determine in its sole and absolute discretion.

2. Representations and Warranties of the Subscriber

The Subscriber represents and warrants to the Company that:

2.1 No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency has passed upon or made any recommendation or endorsement of the Company or the Offering of the Notes and the securities of the Company issuable upon conversion of the Notes (the “Conversion Securities”, and together with the Notes, the “Offered Securities”).

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2.2 Intent. The Subscriber is purchasing the Subscriber Notes and the Conversion Securities issuable upon conversion of the Subscriber Notes (the “Subscriber Conversion Securities”) solely for investment purposes, for the Subscriber's own account, not as a nominee or agent or for the benefit of any other person, and not with a view towards the distribution or dissemination thereof and the Subscriber has no present arrangement to sell the Subscriber Notes or the Subscriber Conversion Securities to or through any person or entity.

2.4 Restrictions on Transfer. The Subscriber understands that the Offered Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Subscriber’s representations as expressed herein. The Subscriber understands that the Offered Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Subscriber must hold the Offered Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Subscriber acknowledges that the Company has no obligation to register or qualify the Offered Securities for resale. The Subscriber further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Offered Securities, and on requirements relating to the Company which are outside of the Subscriber’s control, and which the Company is under no obligation and may not be able to satisfy. The Subscriber agrees that if any transfer of its Subscriber Notes, Subscriber Conversion Securities or any interest therein is proposed to be made, as a condition precedent to any such transfer, Subscriber may be required to deliver to the Company an opinion of counsel satisfactory to the Company.

2.5. Accredited and Sophisticated Investor. The Subscriber is familiar with the term "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and is an "accredited investor" within the meaning of such term. The Subscriber is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Offered Securities. The Subscriber is able to bear the economic risk of his or her investment in the Offered Securities for an indefinite period of time.

2.6 Independent Investigation. The Subscriber, in making the decision to purchase the Subscriber Notes and the Subscriber Conversion Securities has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances from the Company, its officers, directors or employees or any other representatives or agents of the Company, other than as set forth in this Agreement. The Subscriber is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive answers from, the Company’s officers and directors concerning the Company and the terms and conditions of the Offering and has had full access to such other information concerning the Company as the Subscriber has requested.

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2.7 Authority. This Agreement has been validly authorized, executed and delivered by the Subscriber and is a valid and binding agreement enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.. The execution, delivery and performance of this Agreement by the Subscriber does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Subscriber is a party.

2.8 No Advice from the Company. The Subscriber acknowledges that he or it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the other agreements entered into between the parties hereto with the Subscriber's own legal counsel and investment and tax advisors. Except for any statements or representations of the Company made in this Agreement and the other agreements entered into between the parties hereto, the Subscriber is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives, advisors or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

2.9 Reliance on Representations and Warranties. The Subscriber understands that the Offered Securities are being offered and sold to the Subscriber in reliance on specific provisions of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth in this Agreement in order to determine the applicability of such provisions.

2.10 No Advertisements. The undersigned is not subscribing for the Offered Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

2.11 Residence Subscriber resides in the state identified in the address of Subscriber set forth on Subscriber’s signature page hereto.

3. Representations and Warranties of the Company

The Company represents and warrants to the Subscriber that:

3.1 Valid Issuance; Reservation of Shares. The Notes, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws and liens or encumbrances created by or imposed by the Subscriber. Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 2 hereof, no registration under the Securities Act is required for the offer and sale of the Subscriber Notes by the Company to the Subscriber as contemplated hereby. The Conversion Securities, when issued and delivered in accordance with the terms of the Notes or the Conversion Securities, as applicable, and for the consideration set forth in the Notes or the Conversion Securities, as applicable, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Conversion Securities, applicable federal and state securities laws and liens or encumbrances created by or imposed by the Subscriber. Prior to the Closing, the Company will have filed with the Secretary of State of the State of Illinois, a Statement of Resolution Establishing its Series C 8% Cumulative Convertible Preferred Stock, without par value (“Series C Preferred Stock”). The Company will, at all times while the Notes are outstanding, reserve for issuance a sufficient number of shares of Series C Preferred Stock to accommodate the conversion in full of the then outstanding Notes. The Company will, at all times while shares of Series C Preferred Stock are outstanding, reserve for issuance a sufficient number of shares of its common stock, without par value, to accommodate the conversion in full of the then outstanding shares of Series C Preferred Stock.

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3.2 Organization and Qualification. The Company is a corporation duly incorporated and existing in good standing under the laws of the state of Illinois and has the requisite corporate power to own its properties and assets and to carry on its business as now being conducted.

3.3 Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Offered Securities in accordance with the terms hereof The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby, including the issuance of the Offered Securities, have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required.. This Agreement and each of the Notes, when executed and delivered by the Company, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

3.4 No Conflicts. The execution, delivery and performance of this Agreement and the Notes and the consummation by the Company of the transactions contemplated hereby and thereby does not (i) result in a violation of the Company's Articles of Incorporation, as amended or By-Laws, , (ii) conflict with any judgment, order, writ or decree to which the Company or any of its subsidiaries or any of their respective properties or assets is subject, (iii) conflict in any material respect with, or constitute a default under any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party or (iv) result in the creation of any lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company or any of its subsidiaries. Other than any SEC or state securities filings which may be required to be made by the Company subsequent to the Closing, the Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement or issue the Offered Securities in accordance with the terms hereof.

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4. Legends; Denominations

4.1 Legend. The Company will issue the Subscriber Notes in the name of the Subscriber and in such denominations to be specified by the Subscriber prior to the Closing. The Subscriber Notes and, to the extent required by law, the Subscriber Conversion Securities will each bear the following legend (the "Legend"):

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS AND ACCORDINGLY, MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, OR (B) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

4.2 Subscriber's Compliance. Nothing in this Section 4 shall affect in any way the Subscriber's obligations and agreement to comply with all applicable securities laws upon resale of the Subscriber Notes and/or the Subscriber Conversion Securities.

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4.3 Company’s Refusal to Register Transfer. The Company shall refuse to register any transfer of the Subscriber Notes or the Subscriber Conversion Securities not made pursuant to an effective registration statement filed under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act.

5. Governing Law; Jurisdiction; Waiver of Jury Trial

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

6. Assignment; Entire Agreement; Amendment

6.1 Assignment. Neither this Agreement nor any rights hereunder may be assigned by any party to any other person other than by Subscriber to a person agreeing to be bound by the terms hereof.

6.2 Entire Agreement; Amendment. This Agreement and any other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought.

7. Notices; Indemnity

7.1 Notices. Unless otherwise provided herein, any notice or other communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile with copy sent in another manner herein provided or sent by courier (which for all purposes of this Agreement shall include Federal Express, UPS or other recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for herein or such other address as either may designate for itself in such notice to the other and communications shall be deemed to have been received when delivered personally on the scheduled arrival date when sent by next day or 2-day courier service or if sent by facsimile upon receipt of confirmation of transmittal or, if sent by mail, then three days after deposit in the mail.

7.2 Indemnification. Each party shall indemnify the other against any loss, cost or damages (including reasonable attorney's fees and expenses) incurred as a result of such party's breach of any representation, warranty, covenant or agreement in this Agreement.

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8. Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

9. Survival; Severability

The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

10. Titles and Subtitles

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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Name of the Subscriber:

Date of Subscription: May 15, 2019

Place of Residency and/or Principal Place of Business: ___________________

Address of Subscriber:

Signature of Subscriber:

By:
Name:
Title:

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This subscription is accepted by the Company on the 15th day of May, 2019

GEE GROUP, INC.

By:
Name:
Title:

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